SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

April 21, 2004

Date of report (Date of earliest event reported)

PIPER JAFFRAY COMPANIES

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-31720	30-0168701

(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
800 Nicollet Mall, Suite 800 Minneapolis, Minnesota		55402

(Address of Principal Executive Offices)		(Zip Code)

(612) 303-6000

(Registrant’s Telephone Number, Including Area Code)

Item 7. Financial Statements and Exhibits.
Item 12. Results of Operations and Financial Condition.
Press Release

Item 7. Financial Statements and Exhibits.

     (c) Exhibit

99	Press Release dated April 21, 2004

Item 12. Results of Operations and Financial Condition.

     On April 21, 2004, Piper Jaffray Companies (the “Company”) reported its financial results for its first fiscal quarter ended March 31, 2004. See the Company’s press release dated April 21, 2004, which is furnished as Exhibit 99 hereto.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIPER JAFFRAY COMPANIES
Date: April 21, 2004	/s/ Sandra G. Sponem
Sandra G. Sponem
Chief Financial Officer

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EXHIBIT INDEX

No.	Description	Manner of Filing
99	Press Release dated April 21, 2004	Filed Electronically